CREDIT SUISSE COMMODITY STRATEGY FUNDS

Credit Suisse Commodity Return Strategy Fund

CREDIT SUISSE OPPORTUNITY FUNDS

Credit Suisse Floating Rate High Income Fund

Credit Suisse Multialternative Strategy Fund

Credit Suisse Managed Futures Strategy Fund

Credit Suisse Strategic Income Fund

(collectively, the “Funds”)

Supplement to the Statutory Prospectus and Statement of Additional Information, each dated February 28, 2024, as supplemented to date

On November 22, 2024 (the “Closing Date”), each series of Investment Managers Series Trust III listed below (each, an “Acquiring Fund”) acquired the assets, subject to the liabilities, of the corresponding series of Credit Suisse Opportunity Funds (each, a “Target Fund”) set forth in the table below through a reorganization (each, a “Reorganization”):

Acquiring Fund, each a series of Investment Managers Series Trust III	Corresponding Target Fund, each a series of Credit Suisse Opportunity Funds
Manteio Managed Futures Strategy Fund	Credit Suisse Managed Futures Strategy Fund
Manteio Multialternative Strategy Fund	Credit Suisse Multialternative Strategy Fund

As a result of each Reorganization, shareholders of the applicable Target Fund became shareholders of the corresponding Acquiring Fund as of the Closing Date. Each Acquiring Fund is currently offered pursuant to the Statutory Prospectus and the Statement of Additional Information of the Acquiring Funds dated November 19, 2024. All references to the Target Funds are hereby deleted from the Statutory Prospectus and Statement of Additional Information of the Funds dated February 28, 2024.

Shareholders should retain this supplement for future reference.

Dated: November 25, 2024	16-1124
for
CS-PRO
2024-007